UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2011

CAPITAL BANK CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	000-30062	56-2101930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

333 Fayetteville Street, Suite 700

Raleigh, North Carolina 27601

(Address of principal executive offices)

 (919) 645-6400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

Contingent Value Rights Agreement

On January 28, 2011, the Company entered into a Contingent Value Rights Agreement (the “Contingent Value Rights Agreement”), as contemplated by the Investment Agreement.  Pursuant to the Contingent Value Rights Agreement, each shareholder of the Company as of January 27, 2011 received contingent value rights (“CVRs”) that entitle those shareholders to receive up to $0.75 in cash per share of Common Stock at the end of a five-year period based on the credit performance of the Bank’s existing loan portfolio.  The CVRs may not be transferred except in certain limited circumstances described in the Contingent Value Rights Agreement.  The foregoing summary of the Contingent Value Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Contingent Value Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

On January 28, 2011, Capital Bank Corporation, a North Carolina corporation (the “Company”), entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with North American Financial Holdings, Inc. (“NAFH”), in connection with the closing of the transactions (the “Closing”) contemplated by that certain Investment Agreement dated as of November 3, 2010, among the Company, Capital Bank, a wholly-owned subsidiary of the Company (the “Bank”), and NAFH, as amended (the “Investment Agreement”).   Under the Registration Rights Agreement, at NAFH’s request, the Company will be required to use its reasonable best efforts to promptly file with, and cause to be declared effective by, the Securities and Exchange Commission (the “SEC”) up to four registration statements providing for the resale by NAFH of the shares of common stock, no par value, of the Company (“Common Stock”) issued by the Company to NAFH in connection with the closing of the transactions under the Investment Agreement.  The Registration Rights Agreement also provides NAFH with customary piggyback registration rights.  The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Indemnification Agreements

In connection with the Closing, the Company and the Bank entered into indemnification agreements (each, an “Indemnification Agreement”) with each of their respective directors and senior executive officers (each an “Indemnitee”).   The Indemnification Agreements provide the Indemnitees with, among other things, indemnification against liabilities relating to their services as directors and officers of the Company and/or the Bank and the advancement of expenses under certain circumstances, in each case to the fullest extent permitted by law.  The Indemnification Agreements also require the Company and the Bank to use reasonable best efforts to purchase and maintain one or more policies of directors’ and officers’ liability insurance to cover liabilities asserted against, or incurred by, the Indemnitees.  The foregoing summary of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Indemnification Agreement and the Bank’s Indemnification Agreement, forms of which are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.        Unregistered Sales of Equity Securities

On January 28, 2011, pursuant to, and in accordance with, the Investment Agreement, the Company completed the issuance and sale to NAFH of 71,000,000 shares of Common Stock for aggregate consideration of $181,050,000 (the “Investment”).  In connection with the Investment, each existing Company shareholder received one contingent value right (“CVR”) per share that entitles the holder to receive up to $0.75 in cash per CVR at the end of a five-year period based on the credit performance of the Bank’s existing loan portfolio.  Also in connection with the Investment, pursuant to an agreement among NAFH, the U.S. Department of the Treasury (the “Treasury”) and the Company, the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) and warrant to purchase shares of common stock issued by the Company to the Treasury in connection with the Treasury’s Troubled Asset Relief Program (“TARP”) were repurchased and are no longer outstanding (the “TARP Repurchase”).  The terms of the Investment Agreement (as well as the amendment thereto) were previously described in Current Reports on Form 8-K filed by the Company with the SEC on November 4, 2010 and January 18, 2011.  The issuance and sale of the shares of Common Stock are exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act.  The Company did not engage in general solicitation or advertising with regard to the issuance and sale of the shares of Common Stock.

Item 5.01.        Changes in Control of Registrant

The information set forth in Items 1.01 and 3.02 hereof is incorporated by reference into this Item 5.01.

On January 28, 2011, the Company and NAFH completed the Investment.  The 71,000,000 shares of Common Stock issued to and beneficially owned by NAFH together represent approximately 85% of the issued and outstanding voting power in the Company immediately following the closing of the Investment.  The funding for this transaction came primarily from funds previously raised in one or more private offerings conducted by NAFH.  In connection with the Investment, R. Eugene Taylor (Chairman), Christopher G. Marshall, Peter N. Foss, William A. Hodges and Bruce R. Singletary were named to the board of directors of the Company (the “Company Board”).  Mr. Oscar A. Keller, III and Mr. Charles F. Atkins, currently members of the Company Board, will remain as such following the Closing.

Immediately following the completion of the Investment on January 28, 2011, NAFH controls more than 50% of the Company’s voting power and, as a result, the Company qualifies as a “controlled company” as defined in Rule 5615(c)(1) of The NASDAQ Stock Market, Inc. Marketplace Rules (the “Marketplace Rules”).  Therefore, as of January 28, 2011, the Company is exempt from the requirements of Rule 5605(b)(1) of the Marketplace Rules with respect to the Company Board being comprised of a majority of “independent directors,” as defined by Rule 5605(a)(2) of the Marketplace Rules, and Rules 5605(d) and 5605(e) of the Marketplace Rules covering the independence of directors serving on the Compensation Committee and the Governance & Nominating Committee of the Company Board, respectively.  The controlled company exemption does not extend to the audit committee requirements under Rule 5605(c) of the Marketplace Rules or the requirement for executive sessions of independent directors under Rule 5605(b)(2) of the Marketplace Rules.

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2011, each of John F. Grimes III (Compensation/Human Resources Committee), Robert L. Jones (Executive Committee and Compensation/Human Resources Committee), W. Carter Keller, Ernest A. Koury, Jr., George R. Perkins III (Audit Committee), Don W. Perry (Compensation/Human Resources Committee and Audit Committee), Carl H. Ricker Jr. (Executive Committee, Compensation/Human Resources Committee and Audit Committee), Samuel J. Wornom III (Audit Committee), and B. Grant Yarber (Executive Committee) resigned as a member of the Company Board in connection with the consummation of the transactions contemplated by the Investment Agreement.

On January 28, 2011, R. Eugene Taylor, Christopher G. Marshall, Peter N. Foss, R. Bruce Singletary, and William A. Hodges were appointed to the Company Board.  Mr. Taylor, Mr. Marshall and Mr. Singletary will serve on the Company’s Executive Committee and Mr. Foss (Chair), Mr. Hodges, and Mr. Keller will serve on the Company’s Audit Committee.

On January 28, 2011, Mr. Taylor assumed the title of, and Mr. Yarber resigned as, President and Chief Executive Officer of the Company.  Mr. Marshall assumed the title of Executive Vice President and Chief Financial Officer of the Company, and Michael R. Moore resigned as Chief Financial Officer of the Company.  In addition, David C. Morgan resigned as Chief Banking Officer of the Company, Mark Redmond resigned as Chief Credit Officer of the Company, and Mr. Singletary assumed the title of Executive Vice President and Chief Risk Officer of the Company.  The continuing employment agreements between Messrs. Yarber, Moore, Morgan and Redmond were previously described in the Current Report on Form 8-K filed by the Company with the SEC on January 18, 2011.  Further information on Mr. Taylor, Mr. Marshall and Mr. Singletary is provided below:

•         R. Eugene Taylor. Mr. Taylor, who is 63, is the Chairman and Chief Executive Officer of NAFH.  Prior to founding NAFH in 2009, Mr. Taylor served as an advisor to Fortress Investment Group, a global investment management firm.  Prior to his role at Fortress, Mr. Taylor worked at Bank of America where he served in leadership positions across the United States.  In 2001, he was named President of Bank of America Consumer & Commercial Banking, and in 2005, he became President of Global Corporate & Investment Banking and was named Vice Chairman of the corporation.  He also served on Bank of America’s Risk & Capital and Management Operating Committees.  Mr. Taylor is the Chairman of the board of directors of TIB Financial Corp., a bank holding company in which NAFH has a majority interest.  Mr. Taylor is a Florida native and received his Bachelor of Science in Finance from Florida State University.

•         Christopher G. Marshall.  Mr. Marshall, who is 51, is the Chief Financial Officer of NAFH.  Mr. Marshall served as a Senior Advisor to the Chief Executive Officer and Chief Restructuring Officer of GMAC (Ally Bank) and as an advisor to the Blackstone Group, an investment and advisory firm.  From 2006 through 2008, Mr. Marshall served as the CFO of Fifth Third Bancorp.  Mr. Marshall served as Chief Operations Executive of Bank of America’s Global Consumer and Small Business Bank from 2004 to 2006 after holding various positions throughout Bank of America beginning in 2001.  Prior to joining Bank of America, Mr. Marshall served as CFO and COO of Honeywell Global Business Services from 1999 to 2001.  From 1995 to 1999, he served as CFO of AlliedSignal Technical Services Corporation.  Prior to that, he held several managerial positions at TRW, Inc. from 1987 to 1995.  Mr. Marshall is a director of TIB Financial Corp., a bank holding company in which NAFH has a majority interest.  Mr. Marshall earned a Bachelor of Science degree in Business Administration from the University of Florida and obtained a Master of Business Administration degree from Pepperdine University.

•         R. Bruce Singletary.  Mr. Singletary, who is 60, is the Chief Risk Officer of NAFH.  Prior to joining NAFH, he spent 31 years at Bank of America and its predecessor companies with the last 19 years in various credit risk roles.  Mr. Singletary originally joined C&S National Bank as a credit analyst in Atlanta, Georgia.  In 1991, Mr. Singletary was named Senior Credit Policy Executive of C&S Sovran, which was renamed NationsBank in January 1992, for the geographic areas of Maryland, Virginia and the District of Columbia.  Mr. Singletary led the credit function of NationsBank from 1990 to 1998.  In 1998, Mr. Singletary relocated to Florida to establish a centralized underwriting function to serve middle market commercial clients in the Southeast.  In 2000, Mr. Singletary assumed credit responsibility for Bank of America’s middle market leveraged finance portfolio for the eastern half of the United States.  In 2004, Mr. Singletary served as Senior Risk Manager for commercial banking for Bank of America’s Florida Bank.  Mr. Singletary is a director of TIB Financial Corp., a bank holding company in which NAFH has a majority interest.  Mr. Singletary earned a Bachelor of Science degree in Industrial Management from Clemson University and obtained a Masters of Business Administration degree from Georgia State University.

In addition, on January 28, 2011, in connection with the Closing, the Company amended the Capital Bank Defined Benefit Supplemental Executive Retirement Plan (the "SERP") to waive, with respect to unvested amounts only, any "change in control" provision and corresponding entitlement to change in control benefits that would otherwise be triggered by the Investment or any subsequent transaction or series of transactions that result in an affiliate of NAFH holding the Company's outstanding voting securities or total voting power. On January 28, 2011, the Company received written waivers from each of Mr. Yarber, Mr. Moore, Mr. Morgan and Mr. Redmond pursuant to which such executives waived the previously described change in control benefits under the SERP and the accelerated vesting of their outstanding unvested Company stock options in connection with the transactions contemplated by the Investment Agreement. The written waivers, together with the SERP amendment, are attached hereto as Exhibit 10.5.

Item 8.01.        Other Events

On January 28, 2011, the Company issued a Press Release relating to the completion of the Investment between NAFH and the Company, which is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.        Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description
10.1	Contingent Value Rights Agreement dated January 28, 2011, by Capital Bank Corporation
10.2	Registration Rights Agreement dated January 28, 2011, by and between Capital Bank Corporation and North American Financial Holdings, Inc.
10.3	Form of Indemnification Agreement by and between Capital Bank Corporation and its directors and certain officers
10.4	Form of Indemnification Agreement by and between Capital Bank and its directors and certain officers
10.5	Amendment to Capital Bank Defined Benefit Supplemental Retirement Plan
99.1	Press Release dated January 28, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2011	CAPITAL BANK CORPORATION
	By:	/s/ Christopher G. Marshall
	Name:	Christopher G. Marshall
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Contingent Value Rights Agreement dated January 28, 2011, by Capital Bank Corporation
10.2	Registration Rights Agreement dated January 28, 2011, by and between Capital Bank Corporation and North American Financial Holdings, Inc.
10.3	Form of Indemnification Agreement by and between Capital Bank Corporation and its directors and certain officers
10.4	Form of Indemnification Agreement by and between Capital Bank and its directors and certain officers
10.5	Amendment to Capital Bank Defined Benefit Supplemental Retirement Plan
99.1	Press Release dated January 28, 2011